                                                           EXHIBIT 99.2

                            NON-CASH ELECTION FORM
                           FOR COMMNET CELLULAR INC.

  This Form is to accompany the certificates for shares of common stock, par value $.001 per share ("CommNet Common Stock"), of CommNet Cellular Inc. ("CommNet" or the "Company") if such certificates are submitted pursuant to an election (a "Non-Cash Election") to retain shares of CommNet Common Stock ("Non-Cash Election Shares") in connection with the proposed merger (the "Merger") of AV Acquisition Corp. ("Newco") with and into CommNet.

  HOLDERS OF COMMNET COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM. EACH SHARE OF COMMNET COMMON STOCK OWNED BY ANY NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT (AS DEFINED BELOW), BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $36.00 IN CASH FROM COMMNET FOLLOWING THE MERGER.

            To: State Street Bank and Trust Company, Exchange Agent

               By mail:                               By hand:
  State Street Bank and Trust Company     Securities Transfer and Reporting
       Corporate Reorganization                    Services, Inc.
             P.O. Box 9061                    Corporate Reorganization
           Boston, MA 02205               1 Exchange Plaza/55 Broadway, 3rd
             By facsimile:                              Floor
            (617) 794-6333                       New York, NY 10006
       Confirm by telephone to:                 By overnight courier:
            (617) 794-6388               State Street Bank and Trust Company
                                              Corporate Reorganization
                                                 70 Campanelli Drive
                                                 Braintree, MA 02184
                            Shareholder inquiries:
                                (800) 426-5523

Delivery of this Form to an address, or transmission of instructions via a telecopy facsimile number, other than as set forth above, does not constitute a valid delivery.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX I


                                               SHARES
                                             SUBMITTED
                                              (ATTACH
                                             ADDITIONAL
                                              LIST IF
     NAME AND ADDRESS OF REGISTERED HOLDER*  NECESSARY)
-------------------------------------------------------
                                                                 TOTAL NUMBER
                                                                OF SHARES REP-   NUMBER OF
                                                  CERTIFICATE    RESENTED BY   SHARES SUBMIT-
                                                     NUMBER      CERTIFICATE       TED**

                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
                                          -------------------------------------
-------------------------------------------------------------------------------
                                                 TOTAL COMMON
                                                 SHARES

-------------------------------------------------------------------------------
  *Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms
  (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates.
 **Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Non-Cash Election.

[_] Check here if you cannot locate certificates. Upon receipt of this Form, the Exchange Agent will contact you directly with replacement instructions.

Ladies and Gentlemen:

  In connection with the merger (the "Merger") of AV Acquisition Corp. ("Newco") with and into CommNet Cellular Inc. ("CommNet" or the "Company"), the undersigned hereby submits the certificate(s) for shares of common stock, par value $.001 per share including each associated Right described in the Proxy Statement (as defined below), of CommNet ("CommNet Common Stock") listed below and elects, subject as set forth below, to have all or a portion of the shares of CommNet Common Stock represented by such certificates as set forth below converted into the right to retain shares of CommNet Common Stock following the Merger ("Non-Cash Election Shares").

  The following election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement, dated August 12, 1997 relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of May 27, 1997 (the "Merger Agreement"), a conformed copy of which appears as Annex I to the Proxy Statement, and (iii) the accompanying Instructions.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of CommNet Common Stock to the Company and to receive on behalf of the undersigned, in exchange for the shares of CommNet Common Stock represented thereby, any certificate for Non-Cash Election Shares or any check for cash issuable in the Merger pursuant to the Merger Agreement or in lieu of fractional shares. If certificates of CommNet Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of CommNet Common Stock from an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

  Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for Non-Cash Election Shares and/or any check issuable in exchange for the shares of CommNet Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such CommNet Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for shares of CommNet Common Stock and/or any check for cash issuable in exchange for the shares of CommNet Common Stock represented by the certificates submitted hereby to the registered holder(s) of the CommNet Common Stock at the address or addresses shown above.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II                                    BOX III




    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS D(6) AND D(7))               (SEE INSTRUCTIONS D(8))


  To be completed ONLY if the               To be completed ONLY if the
 certificates for Non-Cash Election        certificates for Non-Cash Election
 Shares are to be registered in the        Shares are to be registered in the
 name of, or the checks are to be          name of, or the checks are to be
 made payable to, someone other            made payable to, the registered
 than the registered holder(s) of          holder(s) of shares of CommNet
 shares of CommNet Common Stock.           Common Stock, but are to be sent
                                           to someone other than the
                                           registered holder(s) or to an
                                           address other than the address of
                                           the registered holder(s) set forth
                                           above.

 Name ______________________________
           (Please Print)
 -----------------------------------
           (Please Print)

 Address ___________________________
 -----------------------------------       Name ______________________________
        (Including Zip Code)               -----------------------------------
 -----------------------------------                 (Please Print)
    (Tax Identification or Social          Address ___________________________
          Security Number)                 -----------------------------------
                                                  (Including Zip Code)



BOX IV


                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
        (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

 -------------------------------------     Name(s): __________________________
 -------------------------------------               (Please Print)
 -------------------------------------     Name(s): __________________________
       Signature(s) of Owner(s)                      (Please Print)
                                           Name(s): __________________________

 Must be signed by registered                        (Please Print)
 holder(s) exactly as name(s)              -----------------------------------
 appear(s) on stock certificate(s) or      -----------------------------------
 by person(s) authorized to become              (Area Code and Telephone
 registered holder(s) by certificates                  Number(s))
 and documents transmitted herewith.       -----------------------------------
 If signature is by a trustee,             -----------------------------------
 executor, administrator, guardian,           (Tax Identification or Social
 officer of a corporation, attorney-               Security Number(s))
 in-fact or any other person acting        Dated: ____________________ , 1997.
 in a fiduciary capacity, set forth
 full title in such capacity and see
 Instruction D(3).

 Signature(s)
 Guaranteed __________________________
        (See Instruction D(7))

BOX V


                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

 The undersigned is an "eligible
 guarantor institution" (as defined
 in Rule 17Ad-15 under the Exchange      -------------------------------------
 Act) and guarantees to deliver to                (Firm-Please Print)
 the Exchange Agent the                  -------------------------------------
 certificates for shares of CommNet             (Authorized Signature)
 Common Stock to which this Form         -------------------------------------
 relates, duly endorsed in blank or      -------------------------------------
 otherwise in form acceptable for        -------------------------------------
 transfer on the books of CommNet,                     (Address)
 no later than 5:00 P.M., New York       -------------------------------------
 City time, on the third Nasdaq           (Area Code and Telephone Number(s))
 trading day after the date of           -------------------------------------
 execution of this guarantee of                     (Contact Name)
 delivery.



(DO NOT WRITE IN SPACES BELOW)


                                                                                    SHARES         AMOUNT
    SHARES                       SHARES CONVERTED INTO                             CONVERTED CHECK   OF
  SURRENDERED   SHARES ACCEPTED NON-CASH ELECTION SHARES CERTIFICATE NO. BLOCK NO. INTO CASH  NO.  CHECK

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Delivery Prepared By_________________________  Checked By________ Date_______

                                 INSTRUCTIONS

A. SPECIAL CONDITIONS.

  1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this Form or a facsimile hereof, accompanied by the above-described certificates representing shares of CommNet Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 p.m., New York City time, on September 24, 1997 (the "Election Date"). Holders of CommNet Common Stock whose stock certificates are not immediately available may also make an effective Election by completing this form or facsimile hereof, having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of CommNet, no later than 5:00 p.m., New York City time, on the third Nasdaq trading day after the date of execution of such guarantee of delivery). Each share of CommNet Common Stock with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statement pertain, outstanding at the effective time of the Merger (the "Effective Time") will be converted into the right to receive an amount equal to $36.00 in cash from the Company following the Merger. See Instruction C.

  2. REVOCATION OF ELECTION. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of CommNet Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the CommNet Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s). After the Election Date, shares for which an Election has been made may not be withdrawn. Due to the requirement to obtain regulatory approval of the Merger, a period of time could elapse between the Election Date and the Effective Time.

  3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Forms will be void and of no effect. Certificate(s) for CommNet Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. ELECTION AND PRORATION PROCEDURES.

  A description of the election and proration procedures is set forth in the Proxy Statement under "THE MERGER--Merger Consideration--Non-Cash Election" and "THE MERGER--Merger Consideration--Non-Cash Election Procedure." A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF COMMNET COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER-- CERTAIN FEDERAL INCOME TAX CONSEQUENCES." SEE ALSO "RISK FACTORS--NON-CASH ELECTION AND PRORATION INTO CASH--POSSIBLE DIVIDEND TREATMENT" IN THE PROXY STATEMENT FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A NON-CASH ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

  AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF COMMNET COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF NON-CASH ELECTION SHARES OR CHECKS.

  As soon as practicable after the effective time of the Merger, the Exchange Agent will mail certificate(s) for Non-Cash Election Shares and/or cash payments by check to the holders of CommNet Common Stock with respect to each share of CommNet Common Stock which is included in any effective Election. Holders of CommNet Common Stock who declined to make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, an amount equal to $36.00 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

  No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of CommNet Common Stock who become entitled to a fraction of a Non-Cash Election Share, has agreed to promptly sell the aggregate of the fractional share interests of such holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such holders according to their respective interests therein.

D. GENERAL.

  1. EXECUTION AND DELIVERY. This Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with certificates representing the shares of CommNet Common Stock as to which the Election is made or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS SUGGESTED.

  2. INADEQUATE SPACE. If there is insufficient space on this Form to list all your certificates being submitted to the Exchange Agent, please attach a separate list.

  3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of CommNet Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

  If this Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

  If this Form or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

  4. PARTIAL SUBMISSION. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted as Non-Cash Election Shares, fill in the number of shares which are to be submitted in the box entitled "Number of Shares Submitted." In such case, the remainder of the shares will, subject to proration, be exchanged for cash in the Merger. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

  5. LOST OR DESTROYED CERTIFICATES. If your certificate(s) has been either lost or destroyed, please check the box on the front of this Form below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Non-Cash Election Shares and/or any checks in accordance with the Merger Agreement.

  6. NEW CERTIFICATES AND CHECKS IN SAME NAME. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares is to be registered in, or payable to the order of, the registered holder as such holder's name appears on the certificate(s) representing shares of CommNet Common Stock submitted with this Form, no endorsement of certificate(s) or separate stock power(s) are required.

  7. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares is to be registered in, or payable to the order of, other than exactly the name that appears on the certificate(s) representing shares of CommNet Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Exchange Act).

  8. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of CommNet Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

  9. MISCELLANEOUS. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued.

  All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Election and computations as to proration) will be determined by the Exchange Agent, which determination shall be conclusive and binding.

  10. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of CommNet Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or certify that such holder is awaiting a TIN), and certify that (i) such holder has not been notified by the Internal Revenue Service ("IRS") that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified such holder that such holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If "Applied For" is written by a holder in Part I of the substitute Form W-9 and the Exchange Agent is not provided with a TIN within thirty (30) days following the date of the Substitute Form W-9, the Exchange Agent may withhold 31% of cash payments made to such holder until such holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such holder. In other cases, the correct TIN may be the employer identification number of such holder. If the certificates for CommNet Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause CommNet Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  Additional copies of this Form may be obtained from Beacon Hill Partners, Inc. (whose telephone number is 1-800-253-3814 (toll free) or 1-212-843-8500 (call collect)).

August 12, 1997

 PAYER:
-------------------------------------------------------------------------------

                                                      Social Security Number
 SUBSTITUTE             Part I-please provide your              OR
                        Taxpayer Identification
                        Number in the box at the
                        right and certify by
                        signing and dating below.
                        If you do not have a
                        number, see OBTAINING A
                        NUMBER in the enclosed
                        Guidelines.

                                                             Employer
 FORM W-9                                              Identification Number
 Department of the Treasury                           -----------------------
 Internal Revenue Service                              Identification Number


 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
                                                         (If awaiting TIN,
                                                        write "Applied For").


-------------------------------------------------------------------------------
 Part II-For Payees exempt from backup withholding, see the enclosed
 Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

 SIGNATURE _____________________________  DATE ________________________, 1997

 ADDRESS______________________________________________________________________
                   CITY STATE ZIP CODE


IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER,
              YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:


        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information above (and the fact that I have completed this Certification), if I do not provide a Taxpayer Identification Number to the Exchange Agent within 30 days, 31 percent of all payments made to me pursuant to the Merger may be withheld.

 SIGNATURE _____________________________  DATE ______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                   FORM W-9

  GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
                                                           GIVE THE
                                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
--------------------------------------------------------------------------------
1. Individual                                        The individual
2. Two or more individuals (joint account)           The actual owner of the
                                                     account or, if combined
                                                     funds, the first individual
                                                     on the account(1)
3. Husband and wife (joint account)                  The actual owner of the
                                                     account or, if joint funds,
                                                     either person(1)
4. Custodian account of a minor (Uniform Gift to     The minor(2)
  Minors Act)
5. Adult and minor (joint account)                   The adult or, if the minor
                                                     is the only contributor,
                                                     the minor(1)
6. Account in the name of guardian or committee for  The ward, minor or
  a designated ward, minor or incompetent person     incompetent person(3)
7. a. The usual revocable savings trust account      The grantor-trustee(1)
    (grantor is also trustee)
   b. So-called trust account that is not a legal    The actual owner(1)
    or valid trust under State law
8. Sole proprietorship                               The owner(4)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                            GIVE THE EMPLOYER
                                                            IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                   NUMBER OF--
-------------------------------------------------------------------------------
 9. A valid trust, estate or pension trust                The legal entity(5)
10. Corporate                                             The corporation
11. Religious, charitable or educational organization     The organization
12. Partnership account held in the name of the business  The partnership
13. Association, club or other tax-exempt organization    The organization
14. A broker or registered nominee                        The broker or nominee
15. Account with the Department of Agriculture in the     The public entity
   name of a public entity (such as a State or local
   government, school district or prison) that receives
   agricultural program payments

-------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) The name of the owner must be shown.
(5) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees generally exempted from backup withholding on payments include the following:

 . A corporation.

 . A financial institution.

 . An organization exempt from tax under Section 501(a) of the Internal
   Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

 . The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

 . An international organization or any agency or instrumentality thereof.

 . A dealer in securities or commodities required to register in the United
   States or a possession thereof.

 . A real estate investment trust.

 . A common trust fund operated by a bank under Section 584(a) of the Code.

 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.

 . A foreign central bank of issue.

Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

 . Payments to partnerships not engaged in a trade or business in the United
   States and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. NOTE: Payees may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and the payee has not provided his or her correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

 . Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

 . Payments on tax-free convenant bonds under Section 1451 of the Code.

 . Payments made by certain foreign organizations.

Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM AND WRITE "EXEMPT" ON THE FACE OF THE FORM.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code.

PRIVACY ACT NOTICE--Section 6109 of the Code requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup imposition of withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                          FOR ADDITIONAL INFORMATION
                        CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE.